Exhibit 10.3

Supplemental Agreement No. 36

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 36, entered into as of February 1, 2013, (SA 36) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated as of October 31, 1997 relating to Boeing Model 737-823 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to reflect the following:

i. Letter Agreement AAL-PA-1977-LA-1105272, entitled “Business Considerations 2” of the Purchase Agreement (Original Business Considerations 2 Letter) will be revised [*CTR], to be reflected in Letter Agreement AAL-PA-1977-LA-1105272R1 entitled “Business Considerations 2” (Revised Business Considerations 2 Letter) which will reflect the above described change by deleting Articles 2a) and 2a)i) in the Original Business Considerations 2 Letter and replace the same in the Revised Business Considerations 2 Letter with the following new provisions:

[*CTR]

ii. [*CTR]

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Letter Agreement AAL-PA-1977-LA-08834 entitled “Business Considerations 3” (Business Considerations 3 Letter) will reflect the [*CTR]

iii. Letter Agreements AAL-PA-1977-LA-08835, AAL-PA-1977-LA-110665, and AAL-PA-1977-LA-1106666 to the Purchase Agreement respectively entitled [*CTR] [*CTR], and [*CTR] will provide for Aircraft [*CTR] for the applicable model of 737 Aircraft.

iv. The “Table of Contents” to the Purchase Agreement will be deleted in its entirety and a revised “Table of Contents,” will be substituted in lieu thereof to reflect the revisions and amendments made by this SA 36.

v. [*CTR]

vi. [*CTR]

WHEREAS, Boeing and Customer desire to specify an order of precedence for assignment provisions within the Purchase Agreement, as further amended herein, and therefore Boeing and Customer have concurrently herewith executed Letter Agreement AAL-LA-1106678 entitled “Assignment Matters” (Assignment Letter);

NOW THEREFORE, in consideration of the mutual covenants herein contained the parties agree to amend the Purchase Agreement through the concurrent execution of the Assignment Letter and this SA36 to reflect the order of precedence for the assignment provisions and as follows:

1.	Table of Contents

The Table of Contents is deleted in its entirety and replaced with a revised Table of Contents, attached hereto, which sets forth the appropriate SA 36 references. The Table of Contents is hereby made part of the Purchase Agreement.

2.	Letter Agreements

a)	Letter Agreement No. AAL-PA-1977-LA-1105272 entitled “Business Considerations 2” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. AAL-PA-1977-LA-1105272R1 is hereby made part of the Purchase Agreement. Letter Agreement No. AAL-PA-1977-LA-1105272R1 supersedes and replaces in its entirety the Letter Agreement No. AAL-PA-1977-LA-1105272 and all references to Letter Agreement AAL-PA-1977-LA-1105272 in the Purchase Agreement and any supplemental agreements and associated letter agreements to the Purchase Agreement shall be deemed to refer to the Revised Business Considerations 2 Letter.

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b)	Letter Agreement No. AAL-PA-1977-LA-08834 entitled “Business Considerations 3“is added and is hereby made part of the Purchase Agreement.

c)	Letter Agreement No. AAL-PA-1977-LA-08835 entitled [*CTR] is added and is hereby made part of the Purchase Agreement.

d)	Letter Agreement No. AAL-PA-1977-LA-1106665 entitled [*CTR] is added and is hereby made part of the Purchase Agreement.

e)	Letter Agreement No. AAL-PA-1977-LA-1106666 entitled [*CTR] is added and is hereby made part of the Purchase Agreement.

3.	[*CTR]

[*CTR]

4.	[*CTR]

[*CTR]

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this SA 36, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.
Its:	Attorney-In-Fact	Its:	VP Corporate Development and Treasurer

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TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	SA-21
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1	Aircraft Delivery, Description, Price and Advance Payments	SA-29
1A	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33
1B	Aircraft Delivery, Description, Price and Advance Payments – Exercised MADP Aircraft	SA-33
1C	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33
1D	Aircraft Delivery, Description, Price and Advance Payments – Boeing Sky Interior Aircraft	SA-33
1E	Aircraft Delivery, Description, Price and Advance Payments – SA-34 Exercised Aircraft	SA-34
1F	Aircraft Delivery, Description, Price and Advance Payments – Purchased Aircraft	SA-35

EXHIBITS

A	Aircraft Configuration
A1	Aircraft Configuration	SA-33
A2	Aircraft Configuration	SA-33
B	Aircraft Delivery Requirements and Responsibilities
C	Defined Terms

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment Airframe and Optional Features	SA-20
BFE1	BFE Variables	SA-35
CS1	Customer Support Variables
SLP1	Service Life Policy Components
EE1	Engine Escalation, Engine Warranty and Patent Indemnity	SA

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Table of Contents	Page 1

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757,767 and 777 Aircraft

~~6-1162-AKP-072R1~~	[*CTR] Terminated Per AAL-PA-1977-LA-1105595

6-1162-AKP-073	Accident Claims and Litigation

6-1162-AKP-074R2	Business Considerations

6-1162-AKP-075R1	Aircraft Purchase Rights and Substitution Rights SA-35	SA-35

	- Attachment A	SA-35

	- Attachment B	SA-35

	- ~~Attachment C~~	SA-35

6-1162-AKP-076	Aircraft Performance Guarantees

6-1162-AKP-077	Spares Matters

6-1162-AKP-078	Model 737 Miscellaneous Commitments

6-1162-AKP-079	[*CTR] Sharing

6-1162-AKP-080	Installation of Cabin Systems Equipment

6-1162-AKP-081	Model 737 Maintenance Cost Commitment

6-1162-AKP-082	Confidentiality

6-1162-AKP-083	Model 737 Introduction Cost Commitment

6-1162-AKP-084	Performance Retention Commitment

6-1162-AKP-085	Component Reliability Commitments

6-1162-AKP-117	Delivery Schedule

6-1162-SSM-1405R1	Multiple Operating Weight Program Attachment B	SA-35

	- Attachment B	SA-35

6-1162-CLO-1035	Aircraft Performance Guarantees	SA-28

AAL-PA-1977-LA-1105509	Aircraft Performance Guarantees, 737-700	SA-35

AAL-PA-1977-LA-1105511	Aircraft Performance Guarantees, 737-900ER	SA-35
6-1162-CLO-1038	Advance Payments and Permitted Transactions	SA-31

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS, Continued		SA NUMBER

6-1162-CLO-1082	Advance Payments and Permitted Transactions 2	SA-32

AAL-PA-1977-LA-01073	Advance Payments and Permitted Transactions 3	SA-34

AAL-PA-1977-LA-1105271	Advance Payments and Permitted Transactions 4	SA-35

AAL-PA-1977-LA-1105272R1	Business Considerations 2	SA-36

AAL-PA-1977-LA-1105616	Open Configuration Matters	SA-35

AAL-PA-1977-LA-1105863	Performance Guarantees for Rights Aircraft	SA-35

AAL-PA-1977-LA-08834	Business Considerations 3	SA-36

AAL-PA-1977-LA-08835	[*CTR]	SA-36

AAL-PA-1977-LA-1106665	[*CTR]	SA-36

AAL-PA-1977-LA-1106666	[*CTR]	SA-36

AAL-LA-1106678	Assignment Matters	SA-36

P.A. No. 1977	SA-36
Table of Contents	Page 3

BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105272R1

American Airlines, Inc.

P.O. 619616

Dallas-Fort worth Airport, Texas 75261-9616

Subject: Business Considerations 2

Reference:	a) Purchase Agreement No. 1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

b)	Letter Agreement 6-1162-AKP-074R2 or as may be subsequently amended, entitled Business Considerations.

c)	Letter Agreement 6-1162-SSM-1405R1 or as may be subsequently amended, entitled Multiple Operating Weight Program Model, 737-723/-823/-923ER Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that the purchase price for Aircraft [*CTR] scheduled to deliver [*CTR] (Purchased Aircraft) shall be modified and separate from Aircraft purchase prices established prior to the execution of Supplemental Agreement Number 35 and the following terms will apply to such Purchased Aircraft. All references to Airframe Prices are the Airframe Prices listed in Attachment A to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended.

1.	Model 737-923ER Basic Credit Memoranda.

a)       If Customer purchases one or more Model 737-923ER Purchased Aircraft pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, then Boeing will issue to Customer [*CTR] Such credit memoranda will be comprised of:

(i)	a basic credit memorandum in the amount of [*CTR] and

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ii)	[*CTR]

b)       Notwithstanding anything in 1.a) above, for each Model 737-923ER Purchased Aircraft purchased pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, [*CTR]

c)       In addition, Customer agrees that over the next six to nine month period following the date of this Letter Agreement, at the reasonable request of Boeing, Customer will participate in discussions with Boeing regarding the capabilities of the 737-900ER aircraft. Nothing in this Letter Agreement shall constitute an obligation of Customer in regards to the purchase of such aircraft.

2.       Model 737-823 Basic Credit Memoranda.

a)       Boeing will issue to Customer [*CTR] Purchased Aircraft credit memoranda in an aggregate amount equal to [*CTR] Such credit memoranda will be comprised of:

i)	a basic credit memorandum (737-823 Basic Credit Memo) in the amount of [*CTR] and

ii)	[*CTR]

b)       Notwithstanding anything in 2.a) above, for each Model 737-823 Purchased Aircraft, [*CTR]

c)       [*CTR]

3.	Model 737-723 Basic Credit Memoranda.

a)       If Customer purchases one or more Model 737-723 Purchased Aircraft pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, then Boeing will issue to Customer [*CTR] Such credit memoranda will be comprised of:

(i)	a basic credit memorandum in the amount of [*CTR] and

ii)	[*CTR]

b)       Notwithstanding anything in 3.a) above, for each Model 737-723 Purchased Aircraft purchased pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, [*CTR]

c)       [*CTR]

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4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

5.	Application of Credit Memoranda.

Customer will be entitled to use each credit memorandum [*CTR]

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 1977	SA-36	AAL-PA-1977-LA-1105272R1
Business Considerations 2		Page 3
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airline, Inc.

Its:	VP Corporate Development and Treasurer

P.A. No. 1977	SA-36	AAL-PA-1977-LA-1105272R1
Business Considerations 2		Page 4
BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-08834

American Airlines, Inc.

P.O. 619616

Dallas-Fort worth Airport, Texas 75261-9616

Subject:	Business Considerations 3

Reference:	Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[*CTR]

a)	[*CTR]

b)	[*CTR]

1.	[*CTR]

2.	[*CTR]

3.	[*CTR]

4.	[*CTR]

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

3.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential.

P.A. No. 1977	SA-36	AAL-PA-1977-LA-08834
Business Considerations 3		Page 1
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

P.A. No. 1977	SA-36	AAL-PA-1977-LA-08834
Business Considerations 3		Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-1977-LA-08835

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [*CTR] in the Attachments. Attachment A sets forth [*CTR]. [*CTR]. Notwithstanding the provision of the [*CTR] in the Attachment, Boeing and Customer will work together in good faith to communicate the [*CTR] that will be offered [*CTR]

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 1977	SA-36	AAL-PA-1977-LA-08835
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 1977	SA-36	AAL-PA-1977-LA-08835
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

[*CTR]

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	[*CTR]

4	[*CTR]

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the [*CTR]) are applicable to the [*CTR]

2	FLIGHT PERFORMANCE

2.1	[*CTR]

2.1.1	The FAA approved [*CTR]

[*CTR]

2.1.2	The FAA approved [*CTR] shall not be less than the following guarantee value:

[*CTR]

Conditions:

[*CTR]

	1. 2.	[*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR]

2.1.3	The FAA approved [*CTR] shall not be less than the following guarantee value:

[*CTR]

Conditions:

[*CTR]

	1. 2. 3.	[*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR]

2.2	[*CTR]

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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

The FAA approved [*CTR], shall not be more than the following guarantee value:

[*CTR]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air [*CTR] using the conditions and operating rules defined below, shall not be less than the following guarantee value:

		NOMINAL:	[*CTR]
		TOLERANCE:	[*CTR]
		GUARANTEE:	[*CTR]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

	Takeoff:	[*CTR]

		1. 2.	[*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

	Climbout Maneuver:	[*CTR]

	Climb:	[*CTR]

	Cruise:	[*CTR]

	Descent:	[*CTR]

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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

	Approach and Landing Maneuver:	[*CTR]

	Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

2.3.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

		NOMINAL:	[*CTR]
		TOLERANCE:	[*CTR]
		GUARANTEE:	[*CTR]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

P.A. No. PA-1977
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*CTR]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

Cruise:	[*CTR]

Descent:	[*CTR]

Approach and Landing Maneuver:	[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

Approach and Landing Maneuver: [*CTR]

P.A. No. PA-1977
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. PA-1977
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

2.3.4 737-800 Weight Summary - American Airlines

Pounds
[*CTR]				[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]				[*CTR]
[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
Standard and Operational Items Allowance (Paragraph 2.3.5)				[*CTR]
[*CTR]				[*CTR]
	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

P.A. No. PA-1977
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

2.3.5 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[*CTR]
Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable	[*CTR]	[*CTR]
Crew Masks	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts			[*CTR]
Operational Items Allowance				[*CTR]
Crew and Crew Baggage			[*CTR]
Flight Crew (incl. baggage)	[*CTR]	[*CTR]
Cabin Crew (incl. baggage)	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
First Class	[*CTR]	[*CTR]
Tourist Class	[*CTR]	[*CTR]
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water [*CTR]			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides - Forward	[*CTR]	[*CTR]
Escape Slides - Aft	[*CTR]	[*CTR]
Life Vests - Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]
Total Standard and Operational Items Allowance				[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M12-0618	SS12-0314
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

3	[*CTR]

[*CTR]

4	[*CTR]

4.1	[*CTR]

4.1.1	[*CTR]

[*CTR]

4.2	[*CTR]

4.2.1	[*CTR]

4.2.2	[*CTR]

4.3	[*CTR]

[*CTR]

4.4	[*CTR]

[*CTR]

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M12-0618	SS12-0314
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 24, 2009.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	The [*CTR] and [*CTR] guarantees, and the [*CTR] of the mission guarantees are based on [*CTR]

6.5	[*CTR]

6.6	[*CTR]

6.7	[*CTR]

6.8	[*CTR]

6.9	[*CTR]

6.10	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M12-0618	SS12-0314
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-08835

[*CTR]

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

7.3	[*CTR]

7.4	[*CTR]

7.5	[*CTR]

7.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.7	[*CTR]

7.7.1	[*CTR]

7.7.2	[*CTR]

7.7.3	[*CTR]

7.7.4	[*CTR]

7.8	[*CTR]

7.9	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only [*CTR] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977
AERO-B-BBA4-M12-0618	SS12-0314
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-1977-LA-1106665

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [*CTR] in the Attachment. The Attachment sets forth [*CTR]. [*CTR]. Notwithstanding the provision of the [*CTR] in the Attachment, Boeing and Customer will work together in good faith to communicate the [*CTR] that will be offered [*CTR]

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 1977	SA-36	AAL-PA-1977-LA-1106665
[*CTR]		Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 1977	SA-36	AAL-PA-1977-LA-1106665
[*CTR]		Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

[*CTR]

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	[*CTR]

4	[*CTR]

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “[*CTR]) are applicable to the [*CTR]

2	FLIGHT PERFORMANCE

2.1	[*CTR]

2.1.1	The FAA approved [*CTR

[*CTR]

2.1.2	The FAA approved [*CTR] shall not be less than the following guarantee value:

[*CTR]

Conditions:

[*CTR]

	1. 2.	[*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR]

2.1.3	The FAA approved [*CTR], shall not be less than the following guarantee value:

[*CTR]

Conditions:

[*CTR]

	1. 2. 3.	[*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

2.2	[*CTR]

The FAA approved [*CTR], shall not be more than the following guarantee value:

[*CTR]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (equivalent to a distance of [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

		NOMINAL:	[*CTR]
		TOLERANCE:	[*CTR]
		GUARANTEE:	[*CTR]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

	Takeoff:	[*CTR]

		1. 2. 3.	[*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

	Climbout Maneuver:	[*CTR]

	Climb:	[*CTR].

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

	Cruise:	[*CTR]

	Descent:	[*CTR].

	Approach and Landing Maneuver:	[*CTR]

	Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

2.3.2	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (equivalent to a distance of [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

		NOMINAL:	[*CTR]
		TOLERANCE:	[*CTR]
		GUARANTEE:	[*CTR]

Conditions and operating rules:

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	1.	[*CTR] [*CTR]	[*CTR] [*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

Cruise:	[*CTR]

Descent:	[*CTR]

Approach and Landing Maneuver:	[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

2.3.3	Mission Block Fuel

The block fuel for a stage length of [*CTR] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

		NOMINAL:	[*CTR]

		TOLERANCE:	[*CTR]

		GUARANTEE:	[*CTR]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

	Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

	Takeoff:	[*CTR]

The takeoff gross weight is not limited by the airport conditions.

	Climbout Maneuver:	[*CTR]

	Climb:	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

	Cruise:	[*CTR]

	Descent:	[*CTR]

	Approach and Landing Maneuver:	[*CTR]

	Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

2.3.5 737-700 Weight Summary—American Airlines

Pounds
[*CTR]				[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]				[*CTR]
[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
[*CTR]				[*CTR]
Standard and Operational Items Allowance (Paragraph 2.3.6)				[*CTR]
[*CTR]				[*CTR]]
	[*CTR]	[*CTR]	[*CTR]
[*CTR]			[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

2.3.6 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[*CTR]
Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable	[*CTR]	[*CTR]
Crew Masks	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts			[*CTR]
Operational Items Allowance				[*CTR]
Crew and Crew Baggage			[*CTR]
Flight Crew (incl. baggage)	[*CTR]	[*CTR]
Cabin Crew (incl. baggage)	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
First Class	[*CTR]	[*CTR]
Tourist Class	[*CTR]	[*CTR]
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water —[*CTR]			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides—Forward	[*CTR]	[*CTR]
Escape Slides—Aft	[*CTR]	[*CTR]
Life Vests—Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]
Total Standard and Operational Items Allowance				[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

3	[*CTR]

[*CTR]

4	[*CTR]

4.1	[*CTR]

[*CTR]

4.2	[*CTR]

4.2.1	[*CTR]

4.2.2	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

4.3	[*CTR]

[*CTR]

4.4	[*CTR]

[*CTR]

5	AIRCRAFT CONFIGURATION

5.1

The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	[*CTR]

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 8, 2009.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.5	[*CTR]

6.4	The [*CTR] and [*CTR] guarantees, and the [*CTR] of the mission guarantees are based on [*CTR]

6.6	[*CTR]

6.7	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

6.8	[*CTR]

6.9	[*CTR]

6.10	[*CTR]

6.11	[*CTR]

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-700.

7.3	[*CTR]

7.4	[*CTR]

7.5	[*CTR]

7.6	[*CTR]

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	[*CTR]

7.8.1	[*CTR]

7.8.2	[*CTR]

7.8.3	[*CTR]

7.8.5	[*CTR]

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106665

[*CTR]

established engineering practices to show compliance with these guarantees.

7.10	[*CTR]

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only [*CTR] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977
AERO-B-BBA4-M11-0668A	SS112-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1106666

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [*CTR] in the Attachment. The Attachment sets forth [*CTR]. [*CTR]. Notwithstanding the provision of the [*CTR] in the Attachment, Boeing and Customer will work together in good faith to communicate the [*CTR] that will be offered [*CTR]

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 1977	SA-36	AAL-PA-1977-LA-1106666
[*CTR]		Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

P.A. No. 1977	SA-36	AAL-PA-1977-LA-1106666
[*CTR]		Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

[*CTR]

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	[*CTR]

4	[*CTR]

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the [*CTR]) are applicable to the [*CTR]

2	FLIGHT PERFORMANCE

2.1	[*CTR]

2.1.1	The FAA approved [*CTR], shall not be more than the following guarantee value:

[*CTR]

2.1.2	The FAA approved [*CTR], shall not be less than the following guarantee value:

[*CTR]

Conditions:

[*CTR]

	[*CTR]	[*CTR]
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]

2.1.3	The FAA approved [*CTR], shall not be less than the following guarantee value:

[*CTR]

Conditions:

[*CTR]

	[*CTR]	[*CTR]
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

2.2	[*CTR]

The FAA approved [*CTR], shall not be more than the following guarantee value:

[*CTR]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (equivalent to a distance of [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:             [*CTR]

TOLERANCE:        [*CTR]

GUARANTEE:        [*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

	[*CTR]	[*CTR]
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

	Cruise:	[*CTR]

	Descent:	[*CTR]

	Approach and Landing Maneuver:	[*CTR]

	Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

2.3.2	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (equivalent to a distance of [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL: [*CTR]

TOLERANCE: [*CTR]

GUARANTEE: [*CTR]

Conditions and operating rules:

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

[*CTR] [*CTR]

1. [*CTR] [*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

Cruise:	[*CTR]

Descent:	[*CTR]

Approach and Landing Maneuver:	[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

[*CTR]

2.3.3	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (equivalent to a distance of [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL: [*CTR]

TOLERANCE: [*CTR]

GUARANTEE: [*CTR]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

	Takeoff:	[*CTR]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

	[*CTR]	[*CTR]

	1. [*CTR]	[*CTR]

	2. [*CTR]	[*CTR]

	3. [*CTR]	[*CTR]

	4. [*CTR]	[*CTR]

	5. [*CTR]	v

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

Cruise:	[*CTR]

Descent:	[*CTR]

Approach and Landing Maneuver:	[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]
[*CTR]

2.3.4	Mission Block Fuel

The block fuel for a stage length of [*CTR] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL: [*CTR]

TOLERANCE: [*CTR]

GUARANTEE: [*CTR]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

	Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

	Takeoff:	[*CTR]

The takeoff gross weight is not limited by the airport conditions.

	Climbout Maneuver:	[*CTR]

	Climb:	[*CTR]

	Cruise:	[*CTR]

	Descent:	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

	Approach and Landing Maneuver:	[*CTR]

	Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR]]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

[*CTR]

2.3.5	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.6 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3 and 2.3.4.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

2.3.6	737-900ER Weight Summary—American Airlines

Pounds
[*CTR]						[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]						[*CTR]
[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]
[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]
[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]
[*CTR]						[*CTR]

[*CTR]						[*CTR]
Standard and Operational Items Allowance (Paragraph 2.3.7)						[*CTR]
[*CTR]						[*CTR]
	[*CTR]	[	*CTR]	[	*CTR]
[*CTR]				[	*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

[*CTR]
[*CTR]	[	*CTR]	[	*CTR]
[*CTR]	[	*CTR]	[	*CTR]
[*CTR]	[	*CTR]	[	*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

2.3.7	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[*CTR]
Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable	[*CTR]	[*CTR]
Crew Masks	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts			[*CTR]
Operational Items Allowance				[*CTR]
Crew and Crew Baggage			[*CTR]
Flight Crew (incl. baggage)	[*CTR]	[*CTR]
Cabin Crew (incl. baggage)	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
First Class	[*CTR]	[*CTR]
Tourist Class	[*CTR]	[*CTR]
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water [*CTR]			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides—Forward	[*CTR]	[*CTR]
Escape Slides—Aft	[*CTR]	[*CTR]
Life Vests—Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]
Total Standard and Operational Items Allowance				[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

3	[*CTR]

[*CTR]

4	[*CTR]

4.1	[*CTR]

[*CTR]

4.2	[*CTR]

4.2.1	[*CTR]

4.2.2	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

4.3	[*CTR]

[*CTR]

4.4	[*CTR]

[*CTR]

5	AIRCRAFT CONFIGURATION

5.1

The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	[*CTR]

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	The [*CTR] and [*CTR] guarantees, and the [*CTR] of the mission guarantees are based on [*CTR]

6.5	[*CTR]

6.6	[*CTR]

6.7	[*CTR]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

6.8	[*CTR]

6.9	[*CTR]

6.10	[*CTR]

6.11	[*CTR]

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

7.3	[*CTR]

7.4	[*CTR]

7.5	[*CTR]

7.6	[*CTR]

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	[*CTR]

7.8.1	[*CTR]

7.8.2	[*CTR]

7.8.3	[*CTR]

7.8.5	[*CTR]

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1106666

[*CTR]

7.10	[*CTR]

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only [*CTR] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670A	SS12-0372
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]